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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 30, 2000
                                                          ---------------


                       Chase Mortgage Finance Corporation
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                 (Exact name of registrant specified in Charter)

         Delaware                    333-76801                  52-1495132
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     (State or other                (Commission               (IRS Employer
      jurisdiction of               File Number)            Identification No.)
      incorporation)


             343 Thornall Street
                  Edison, NJ                                        08837
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  (Address of principal executive offices)                        Zip Code

           Registrant's telephone, including area code: (732) 205-0600

                                 Not Applicable
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         (Former name and former address, if changed since last report)


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ITEM 5.           Other Events

                  Filing of Legality and Tax Opinions

                  Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to legality of the Company's Series 2000-S7 Multi-Class Mortgage Pass-Through Certificates and certain tax matters relating thereto.

ITEM 7.           Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.1)                                      Legal Opinion


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHASE MORTGAGE FINANCE CORPORATION

Date:  August 30, 2000

                                            By:      /s/ Bruce J. Friedman
                                                     --------------------------
                                            Name:    Bruce J. Friedman
                                            Title:   Vice President


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                                INDEX TO EXHIBITS



Exhibit No.                Description                        Page
-----------                -----------                        ----

(99.1)                     Legal Opinion                        5